SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2012

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cubist Pharmaceuticals, Inc. announced that, effective as of October 3, 2012, Tamara L. Joseph resigned from her position as Cubist’s Senior Vice President, General Counsel and Secretary.  In exchange for Ms. Joseph agreeing to certain confidentiality, cooperation and other covenants and executing a release of claims, Ms. Joseph is entitled to receive severance in an amount equal to 18 months of base salary, reimbursement for certain health insurance premiums during the 18-month period following employment termination and certain other benefits, including a lump sum payment equal to $157,125.

A copy of the press release announcing this event has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

99.1            Press Release dated October 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Michael W. Bonney
Michael W. Bonney
Chief Executive Officer

Dated: October 5, 2012